SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported) 12/31/96

                        Summit Tax Exempt Bond Fund, L.P.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Delaware (Limited Partnership)
                         ------------------------------
                 (State or other Jurisdiction of Incorporation)


          1-9373                                       13-3323104
--------------------------------------------------------------------------------
(Commission File Number )                   (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                      N.A.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

         On December 31, 1996, the United States District Court for the Southern District of New York (the "Court") issued a preliminary approval order (the "Order") with respect to the settlement (the "Settlement") of the class action litigation (the "Class Action") relating to Summit Tax Exempt Bond Fund, L.P. (the "Partnership") against Related Tax Exempt Bond Associates, Inc. (the "Related General Partner") and certain of its affiliates (In re Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005). Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and two other partnerships co-sponsored by affiliates of the Related General Partner and Prudential-Bache Properties, Inc. (the "P-B General Partner" and, collectively with the Related General Partner, the "General Partners").


         The proposed Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership and each of the other partnerships and final approval of the court after review of the proposals at a fairness hearing.

         Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Tax Exempt L.P. II and Summit Tax Exempt L.P. III will receive shares in a newly formed business trust. The shares are expected to be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors and such allocation is expected to be supported by a third party fairness opinion. Detailed information about the proposed Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, affiliates of the Related Capital Company ("RCC") acquiring the P-B General Partner's general partner interest (the "P-B Interest"), transferring to the BUC$holders one-half of the P-B Interest, reducing fees currently payable to the General Partners by 25%, applying to list the new company's shares on the Nasdaq National Market and creating an infinite, as opposed to finite, life operating business.

         In connection with the proposed Settlement and Reorganization the P-B General Partner and RCC entered into an agreement for the purchase by RCC or its affiliates of the P-B Interest. The agreement is subject to numerous conditions including the Settlement of the Class Action and the approval of the sale and withdrawal of the P-B General Partner as a general partner of the Partnership by the Court.


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    There can be no assurance that the conditions to the closing of the proposed Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur.





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


A. Financial Statements
   --------------------
   Not Applicable

B. Pro Forma Financial Information
   -------------------------------
   Not Applicable

C. Exhibits
   --------

(a) December 31, 1996 Press Release "Summit Tax-Exempt Bond Fund, L.P. receives preliminary approval order for reorganization as a publicly traded Delaware Business Trust"


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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Summit Tax-Exempt Bond Fund, L.P.
                                   (Registrant)


                                   By: Related Tax-Exempt Bond Associates, Inc. A Delaware Corporation,
                                        General Partner

              January 10, 1997     BY: /s/ Stuart J. Boesky
                                       ------------------------
                                        Stuart J. Boesky
                                        Senior Vice President


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                                                CONTACT: Nancy Sullivan
                                                         Related Capital Company
                                                         212-421-5333
For Immediate Release
---------------------
                                                         Edward Nebb
                                                         Morgen-Walke Associates


             SUMMIT TAX-EXEMPT BOND FUND, L.P. RECEIVES PRELIMINARY
                     APPROVAL ORDER FOR REORGANIZATION AS A
                     PUBLICLY TRADED DELAWARE BUSINESS TRUST


NEW YORK, N.Y., December 31, 1996 -

         Related Capital Company, a leading real estate financial services firm, today announced a plan to reorganize its publicly traded tax-exempt limited partnership, Summit Tax-Exempt Bond Fund, L.P.

         As part of the proposed reorganization, Summit Tax-Exempt Bond Fund L.P. (AMEX symbol: SUA) will be consolidated with two other limited partnerships, Summit Tax-Exempt L.P. II and Summit Tax-Exempt L.P. III, which share similar investment objectives and portfolio characteristics. The consolidated entities will be organized as a new publicly traded Delaware Business Trust and will seek to be listed on the Nasdaq. Affiliates of Related currently serve as one of the general partners of each of the partnerships.

         The proposed reorganization is a result of a settlement by certain affiliates of Related of consolidated class action litigations in which Prudential Securities Incorporated, as well as affiliates of Related and others have been named as co-defendants. The proposed settlement and the proposed reorganization are subject to objections by the BUC$holders of each of the partnerships and final approval by the United States District Court for the Southern District of New York after review of the proposals at a fairness hearing. The Court has issued a preliminary approval order with respect to the proposed settlement approving the form of the notice of the proposed settlement to be sent to all BUC$holders.

         "The proposed settlement, which supplements the $110 million settlement with Prudential Securities Incorporated completed last year, affords investors in these partnerships both additional monetary relief and equitable relief," said Lawrence A. Sucharow, Esq., co-lead counsel for the plaintiffs. "The equitable relief, consisting of the proposed reorganization, is intended to provide investors with liquidity and lower operating costs as well as reduced management fees."

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Page: 2

         Under the proposed reorganization plan, the BUC$holders of Summit Tax-Exempt Bond Fund L.P., Summit Tax Exempt L.P. II and Summit Tax Tax-Exempt L.P. III will receive shares of beneficial interest in a newly formed company, tentatively named Charter Tax-Exempt Funding. The new entity will hold investments in tax-exempt first mortgage bonds presently owned by the partnerships and having a current net asset value of approximately $308.8 million.

         Detailed information about the proposed settlement and reorganization will be sent to BUC$holders in the future. The terms of the proposed reorganization include Related Capital Company acquiring Prudential's general partner interests, transferring to the BUC$holders one-half of Prudential's interest in the partnerships, reducing the fees currently payable to the general partners by 25%, listing the new company's shares on Nasdaq and creating an infinite, as opposed to finite, life-operating business.

         "The proposed settlement will create one of America's largest multifamily Tax-Exempt Bond Funds with an ability to adapt to changing economic environments," said Mr. J. Michael Fried, President of Related Capital Company. "The proposed reorganization is intended to provide current investors with increased liquidity for their units."

         Related Capital Company is a nationwide, fully-integrated real estate financial services firm. Since 1972, Related and its affiliates have raised over $3 billion in equity from over 107,000 investors to acquire a portfolio of more than 110,000 apartment units valued at a cost of $6.8 billion.



Mktng/Text Press Release 12/31